Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Sullinger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of NeoMagic Corporation on Form 10-K for the fiscal year ended January 31, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents in all material respects the financial condition and results of operations of NeoMagic Corporation. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-K. A signed original of this statement has been provided to NeoMagic and will be retained by NeoMagic and furnished to the Securities and Exchange Commission or its staff upon request.

Date: April 28, 2005

By: /s/ Scott Sullinger

Name: Scott Sullinger

Title: Chief Financial Officer